FEDERAL INCOME TAXES	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
FEDERAL INCOME TAXES
NOTE H - FEDERAL INCOME TAXES

Federal income tax on earnings differs from that computed at the statutory corporate tax rate for years ended December 31, 2012, 2011, and 2010 as follows:

	2012	2011	2010
	(Dollars in thousands)

Federal income taxes at statutory rate	$1,555	$1,536	$1,011
Increase (decrease) in taxes resulting primarily from:
Stock compensation	(28)	(15)	66
Nontaxable interest income	(39)	(39)	(22)
Cash surrender value of life insurance	(277)	(99)	(47)
Utilization of net operating loss carryforwards, previously reserved	-	(241)	-
Other	7	11	(13)

Federal income taxes per financial statements	$1,218	$1,153	$995

Effective tax rate	26.6%	25.5%	33.5%

The composition of the Corporation’s net deferred tax liability at December 31 is as follows:

Taxes (payable) refundable on temporary	2012	2011
differences at statutory rate:	(In thousands)

Deferred tax assets:
General loan loss allowance	$468	$406
Deferred compensation	90	283
Stock benefit plans	169	164
Merger related transaction costs	118	118
Net operating loss carryforward	1,278	2,168
Reserve for uncollected interests	401	324
Real estate owned	394	203
Fair market value adjustments	1,964	2,448
Other	47	60
Total deferred tax assets	4,929	6,174

Deferred tax liabilities:
Deferred loan origination costs	(314)	(270)
Federal Home Loan Bank stock dividends	(1,749)	(1,749)
Fixed asset basis difference	(705)	(1,365)
Unrealized gains on securities available for sale	(309)	(143)
Mortgage servicing rights	(439)	(372)

Total deferred tax liabilities	(3,516)	(3,899)

Net deferred tax asset	$1,413	$2,275

The Corporation was allowed a special bad debt deduction. If the amounts that qualified as deductions for federal income taxes are later used for purposes other than bad debt losses, including distributions in liquidation, such distributions will be subject to federal income taxes at the then current corporate income tax rate. Retained earnings at December 31, 2012 include approximately $3.0 million for which federal income taxes have not been provided. The amount of unrecognized deferred tax liability relating to the cumulative bad debt deduction at December 31, 2012 was approximately $1.0 million.

The Corporation’s principal temporary differences between financial income and taxable income result mainly from different methods of accounting for Federal Home Loan Bank stock dividends, the general loan loss allowance, deferred compensation, stock benefit plans and fair value adjustments arising from the First Franklin acquisition. The Corporation has approximately $3.8 million of operating losses to carryforward for the next 20 years. These loss carryforwards are subject to the Internal Revenue Code section 382 limitations which allow approximately $1.1 million of the losses on an annual basis to offset current year taxable income.